UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

Avago Technologies Limited

(Exact Name of Registrant as Specified in Charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 6, 2014, Avago Technologies Limited (“Avago”) completed its previously announced acquisition of LSI Corporation (“LSI”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 15, 2013, by and among Avago, LSI and the other parties named therein.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend Item 9.01 (a) and (b) of the Current Report on Form 8-K, filed by Avago Technologies Limited (“Avago”) on May 6, 2014 (the “Original Form 8-K), to include the audited financial statements of LSI Corporation as of and for the years ended December 31, 2013, 2012 and 2011, the unaudited condensed consolidated financial statements of LSI Corporation as of and for the three-month period ended March 30, 2014, and the unaudited pro forma financial information required by Item 9.01 (a) and (b) respectively, of Form 8-K, which financial statements and information were not included in the Original Form 8-K.

This Amendment No. 1 effects no other changes to the Original Form 8-K and the consolidated financial statements of LSI filed herewith are the same form as originally filed in its Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the quarter ended March 30, 2014, as applicable. The financial statements of LSI and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of LSI Corporation for the years ended December 31, 2013, 2012 and 2011 and unaudited financial statements of LSI Corporation for the quarter ended March 30, 2014 as required by this Item 9.01 (a) are attached as Exhibits 99.1 and 99.3 hereto, respectively, and incorporated by reference herein.

The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 26, 2014, relating to LSI Corporation’s audited financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information for Avago, after giving effect to the acquisition of LSI Corporation and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.4 and incorporated by reference herein.

(c)	Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of LSI Corporation as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 and the notes related thereto
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 26, 2014
99.3	Unaudited condensed consolidated financial statements of LSI Corporation as of and for the three-month period ended March 30, 2014 and the notes related thereto
99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of May 4, 2014, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended May 4, 2014 and the year ended November 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2014

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of LSI Corporation as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 and the notes related thereto
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 26, 2014
99.3	Unaudited condensed consolidated financial statements of LSI Corporation as of and for the three-month period ended March 30, 2014 and the notes related thereto
99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of May 4, 2014, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended May 4, 2014 and the year ended November 3, 2013

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